UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 9, 2005

Sirna Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-27914	34-1697351
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification Number)

185 Berry Street, Suite 6504
San Francisco, California 94107
(Address of principal executive offices)

Registrant’s telephone number, including area code: (415) 512-7624

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITIONS

ITEM 7.01 REGULATION FD DISCLOSURE

On Tuesday, August 9, 2005, Sirna Therapeutics, Inc. (the “Company”) issued a press release announcing its financial results for the second quarter ended on June 30, 2005. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Howard W. Robin, the Company’s President and CEO, and the Company’s senior management team will discuss these financial results as well as progress to date in the Company’s clinical and preclinical programs during a conference call on Tuesday, August 9, 2005 at 4:30 p.m. EDT (2:30 p.m. MDT and 1:30 p.m. PDT). A live audio webcast of the call will be available at the Company's corporate web site at www.sirna.com. Participants should log on to the web site 15 minutes prior to the scheduled start time to download and install any necessary audio software. To access the live telephonic broadcast, domestic callers should dial (877) 407-9039; international callers may dial (201) 689-8470. An audio webcast replay will be available on the Company’s web site, www.sirna.com, for 30 days. Additionally, a telephonic replay of the call will be maintained through 11:59 p.m. EDT, Thursday, August 11, 2005. To access the replay, please dial (877) 660-6853 from the U.S. or (201) 612-7415 when calling internationally, using account number 3055 and conference number 163090.

IMPORTANT ADDITIONAL INFORMATION

On July 22, 2005, the Company filed with the Securities and Exchange Commission (the “SEC”) a definitive proxy statement in connection with a private placement. Investors and security holders of the Company are urged to read the proxy statement because it contains important information about the Company and the private placement. Investors and security holders of the Company may obtain free copies of the proxy statement at the SEC's website at http://www.sec.gov, at the Company’s website at http://www.sirna.com or by writing to Sirna Therapeutics, Inc., 185 Berry Street, Suite 6504, San Francisco, California 94107, Attention: Investor Relations. The Company, its directors and the affiliates of a majority of its directors may be deemed to be participants in the solicitation of proxies with respect to the private placement. A description of the interests in the Company of its directors and such affiliates is set forth in the Company’s proxy statement for its 2005 annual meeting of stockholders, filed with the SEC on May 23, 2005 and the proxy statement in connection with the private placement, filed with the SEC on July 22, 2005.

The information contained in these Items 2.02 and 7.01, including Exhibit 99.1, is being furnished and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section. The information contained in these Items 2.02 and 7.01, including Exhibit 99.1, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibit

99.1	Press Release issued by Sirna Therapeutics, Inc. on August 9, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 9, 2005

SIRNA THERAPEUTICS, INC. (Registrant)

By:	/s/ Howard W. Robin
Name:	Howard W. Robin
Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Press Release issued by Sirna Therapeutics, Inc. on August 9, 2005.